Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Benjamin T. Fulton, President and Chief Executive Officer of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	6/11/2018	/s/ Benjamin T. Fulton
Benjamin T. Fulton, President and
Chief Executive Officer
(principal executive officer)

I, Philip L. Ziesemer, Chief Financial Officer of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	6/11/2018	/s/ Philip L. Ziesemer
Philip L. Ziesemer, Chief Financial Officer
(principal financial officer)